UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2024

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on March 14, 2024, the shareholders of Inotiv, Inc. (the "Company") approved the Inotiv, Inc. 2024 Equity Incentive Plan (the “2024 Plan”). The 2024 Plan was approved by the Company's Board of Directors (the "Board") on January 16, 2024, subject to shareholder approval, and became effective with such shareholder approval on March 14, 2024.

The 2024 Plan provides for the issuance of up to 1,500,000 of the Company's common shares, plus the number of common shares remaining available for future grants under the Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) on March 14, 2024. Any common shares subject to an award under the 2024 Plan or 2018 Plan that expires, is forfeited or cancelled, is settled for cash or exchanged will become available for future awards under the 2024 Plan. Following the shareholders' approval of the 2024 Plan, no further awards will be granted under the 2018 Plan.

Awards under the 2024 Plan may be granted to employees, consultants and advisors of the Company, as well as to the non-employee directors of the Company. Awards under the 2024 Plan can be granted in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The 2024 Plan will be administered by the Compensation Committee of the Company's Board.

A description of the 2024 Plan was included in the Company’s proxy statement for its annual meeting of shareholders filed with the Securities and Exchange Commission on January 26, 2024. A copy of the 2024 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On March 14, 2024, the Company held its annual meeting of shareholders. A total of 15,122,195 shares of the Company's common shares outstanding and entitled to vote were present at the meeting in person or by proxy. The following is a summary of matters voted on at the meeting:

(a)    Three Class III members of the Board were elected to serve a three-year term until the 2027 annual meeting of shareholders by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Michael J. Harrington	8,525,959	59,601	6,536,635
David Landman	7,764,806	820,754	6,536,635
John E. Sagartz, DVM, Ph.D., DACVP	7,879,340	706,220	6,536,635

(b)    The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024 was ratified by the following votes:

Vote Type	Voted
For	15,101,571
Against	10,027
Abstain	10,597
Broker Non-Votes	—

(c)    The 2024 Plan was approved by the following votes:

Vote Type	Voted
For	7,884,196
Against	599,156
Abstain	102,208
Broker Non-Votes	6,536,635
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
10.1    Inotiv, Inc. 2024 Equity Incentive Plan (incorporated by reference to Appendix A to the Company's definitive proxy statement to its 2024 annual meeting of shareholders filed on January 26, 2024)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	March 19, 2024	By:	/s/ Beth A. Taylor
Chief Financial Officer,
Senior Vice President—Finance